UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               AMENDMENT NO. 1 TO
                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   March 29, 2005
                                                    (February 23, 2005)

                           NewMarket Technology Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified by its charter)


       Nevada                       00-27917                 65-0729900
-------------------------     ------------------------  ------------------------
(State or other Jurisdiction  (Commission File Number)  (IRS Employer
of Incorporation)                                         Identification Number)

                         14860 Montfort Drive, Suite 210
                               Dallas, Texas 75254
           ----------------------------------------------------------
                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code: 972-386-3372

Copies to:
                              Andrea Cataneo, Esq.
                              Stephen M. Fleming, Esq.
                              Sichenzia Ross Friedman Ference LLP
                              1065 Avenue of the Americas
                              New York, New York 10018
                              Phone: (212) 930-9700
                              Fax: (212) 930-9725

-----------------------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

     On February 23, 2005, the Board of Directors of NewMarket Technology, Inc. (the "Company") was notified by Durland & Company, CPAs ("Durland") that it was resigning as its independent registered public accountants due to the fact that Durland only has one partner and, as a result, cannot satisfy the partner rotation requirement. On February 23, 2005, the Company engaged the firm of Pollard-Kelley Auditing Services, Inc. ("PKASI") to serve as its independent registered public accountants for the fiscal year ended December 31, 2004.

     During the two fiscal years ended December 31, 2003 and 2002 and through February 23, 2005, (i) there were no disagreements between the Company and Durland on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Durland would have caused Durland to make reference to the matter in its reports on the Company's financial statements, and (ii) Durland's reports on the Company's financial statements did not contain an adverse opinion or disclaimer of opinion, or was modified as to uncertainty, audit scope or accounting principles; provided, however, Durland issued a going concern opinion with respect to its report on the Company's financial statements for the year ended December 31, 2002. During the two fiscal years ended December 31, 2003 and 2002 and through February 23, 2005, there were no reportable events as the term described in Item 304(a)(1)(iv) of Regulation S-B.

     During the two fiscal years ended December 31, 2003 and 2002 and through February 23, 2005, the Company has not consulted with PKASI regarding either:

1. The application of accounting principles to any specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company nor oral advice was provided that PKASI concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.   Any matter that was either subject of  disagreement or event, as defined in
     Item 304(a)(1)(iv)(A) of Regulation S-B and the related instruction to Item 304 of Regulation S-B, or a reportable event, as that term is explained in
     Item 304(a)(1)(iv)(A) of Regulation S-B.

     The Company provided Durland with a copy of the disclosures it is making in response to Item 4.01 on this Form 8-K, and has requested that Durland furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements within 10 business days of the filing of this Form 8-K. Such letter is filed herewith as Exhibit 16.1.

Item 9.01 Financial Statements and Exhibits.

     (a) Financial statements of business acquired.

Not applicable.

     (b) Pro forma financial information.

Not applicable.

     (c) Exhibits.

Exhibit Number    Description
--------------    --------------------------------------------------------------

16.1   *          Letter from Durland & Company, CPAs dated March 29, 2005

-----------------
*    Filed herewith



                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          NEWMARKET TECHNOLOGIES, INC.


Dated: March 29, 2005               By:  /s/ Philip Verges
                                    ----------------------------
                                  Name:  Philip Verges
                                 Title:  Chief Executive Officer








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